Foreign Operations	12 Months Ended
Jun. 30, 2016
Foreign Currency [Abstract]
Foreign Operations
13.	Foreign Operations

Assets and liabilities denominated in non-U.S. currencies are translated at rates of exchange prevailing on the balance sheet date, and revenues and expenses are translated at average rates of exchange for the period. Gains or losses on the translation of the financial statements of a non-U.S. operation, where the functional currency is other than the U.S. dollar, are reflected as a separate component of equity, which was a gain of $126,108 and $50,680 at June 30, 2016 and 2015, respectively. The Company as of June 30, 2016 had approximately $11,311,000 in assets and $9,942,000 in net assets located in China. The Company as of June 30, 2015 had approximately $8,862,000 in assets and $7,305,000 in net assets located in China.